UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-261769	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-261769-02	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-261769-01	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The following information relates to the credit card receivables owned by Citibank Credit Card Master Trust I and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this Report.

Loss and Delinquency Experience

The following table sets forth the loss experience for cardholder payments on the credit card accounts for each of the periods shown on a cash basis. The Net Loss percentage calculated for each period below is obtained by dividing Net Losses by the Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/181 for the six months ended June 27, 2022, 365/365 for the year ended December 28, 2021, 366/368 for the year ended December 28, 2020, and 365/365 for the year ended December 26, 2019).

If accrued finance charge receivables that have been written off were included in losses, Net Losses would be higher as an absolute number and as a percentage of the average of principal and finance charge receivables outstanding during the periods indicated. Average Principal Receivables Outstanding is the average of principal receivables outstanding during the periods indicated. There can be no assurance that the loss experience for the receivables in the future will be similar to the historical experience set forth below. There could be future increases in net losses, and such increases could be significant.

Loss Experience for the Accounts

(Dollars in Thousands)

	Six Months Ended June 27, 2022	Year Ended December 28, 2021	Year Ended December 28, 2020	Year Ended December 26, 2019
Average Principal Receivables Outstanding	$23,786,703	$24,367,573	$28,939,378	$37,543,908
Gross Charge-Offs	$221,204	$597,843	$937,028	$1,258,034
Recoveries	$76,746	$181,892	$184,162	$224,845

Net Losses	$144,458	$415,951	$752,866	$1,033,189
Net Losses as a Percentage of Average Principal Receivables Outstanding	1.22%	1.71%	2.59%	2.75%

Net losses as a percentage of gross charge-offs for the six months ended June 27, 2022, were 65.31%, and for each of the years ended December 28, 2021, December 28, 2020 and December 26, 2019, were 69.58%, 80.35% and 82.13%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or various other miscellaneous write-offs, however, such reductions had no material impact to Average Principal Receivables Outstanding for the reported periods. The reduction of receivables in this manner reduces only the seller’s interest in the master trust. Recoveries are collections received in respect of principal receivables previously charged off as uncollectible. Net losses are gross charge-offs minus recoveries.

The following table sets forth the delinquency experience for cardholder payments on the credit card accounts as of each of the dates shown. The Delinquent Amount includes both principal receivables and finance charge receivables. Each percentage is the result of dividing the corresponding delinquent amount as of the end of the period indicated by the sum of the average principal receivables and average finance receivables outstanding during the six months ended June 30, 2022, and for each of the years ended December 26, 2021, December 27, 2020, and December 29, 2019. There can be no assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below. For example, there is currently an increased overall risk of recession in the U.S. and economic downturns and rising unemployment can result in significant increases in net losses and delinquencies. There could be future increases in delinquencies, and such increases could be significant.

Delinquency Experience for the Accounts

(Dollars in Thousands)

	As of June 30, 2022		As of December 26, 2021		As of December 27, 2020		As of December 29, 2019
Number of Days Delinquent	Delinquent Amount	Percentage	Delinquent Amount	Percentage	Delinquent Amount	Percentage	Delinquent Amount	Percentage
Up to 30 days	$275,393	1.13%	$271,694	1.07%	$445,584	1.65%	$640,090	1.66%
31 to 60 days	59,532	0.24	62,082	0.25	97,987	0.36	160,594	0.42
61 to 90 days	40,945	0.17	45,722	0.18	75,678	0.28	128,708	0.33
91 to 120 days	34,059	0.14	37,872	0.15	72,860	0.27	118,495	0.31
121 to 150 days	32,129	0.13	30,255	0.12	69,206	0.26	95,437	0.25
151 to 180 days	27,203	0.11	26,995	0.11	51,873	0.19	96,204	0.25

Total	$469,261	1.92%	$474,620	1.88%	$813,188	3.01%	$1,239,528	3.22%

More recently originated, less seasoned accounts have historically experienced higher delinquencies and net losses than well seasoned accounts. From January 2010 to August 2013, no additional accounts were designated to the master trust. Beginning in September 2013, a portion of the accounts designated to the master trust in lump additions has consisted of accounts originated in 2010 and thereafter.

Citibank, as servicer, may enter into loan modifications or other arrangements to extend or otherwise change payment schedules for cardholders who claim to be experiencing financial hardship. This may include waiving fees, waiving the requirement to make the minimum payment due for a period of time, reducing interest rates, ceasing accrual of interest entirely or making other accommodations to a cardholder which can reduce revenue from periodic finance charges and fees and reduce principal balances and principal collections.

Revenue Experience

The revenues for the credit card accounts from finance charges, fees paid by cardholders and interchange for the six months ended June 27, 2022, and for each of the years ended December 28, 2021, December 28, 2020, and December 26, 2019, are set forth in the following table. The revenue experience in this table is presented on a cash basis before deduction for charge-offs. Average Revenue Yield calculated for each period below is obtained by dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/181 for the six months ended June 27, 2022, 365/365 for the year ended December 28, 2021, 366/368 for the year ended December 28, 2020, and 365/365 for the year ended December 26, 2019).

Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the credit card receivables, the amount of any annual membership fee, other fees paid by cardholders, the amount, if any, of principal receivables that is discounted and treated as finance charge receivables, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of credit card accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the receivables.

Revenue Experience for the Accounts

(Dollars in Thousands)

	Six Months Ended June 27, 2022	Year Ended December 28, 2021	Year Ended December 28, 2020	Year Ended December 26, 2019
Finance Charges and Fees Paid	$2,294,015	$4,677,451	$5,168,385	$7,319,431
Average Revenue Yield	19.45%	19.20%	17.76%	19.50%

The revenues from periodic finance charges and fees – other than annual fees – depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months – as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases – and upon other card-related services for which the cardholder pays a fee. Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and in the types of additional accounts designated to the master trust from time to time. These revenues could be adversely affected by future changes in fees and charges assessed on the accounts, as well as other factors, including loan modifications.

Cardholder Monthly Payment Rates

The following table sets forth the highest and lowest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month.

Monthly payment rates on the credit card receivables may vary because, among other things, a cardholder may fail to make a required payment or may only make the minimum required payment or may pay the entire outstanding balance. Monthly payment rates on the receivables may also vary due to seasonal purchasing and payment habits of cardholders. Monthly payment rates include amounts that are treated as payments of principal receivables and finance charge receivables with respect to the accounts under the pooling and servicing agreement. In addition, the amount of outstanding receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, unemployment levels, inflationary pressures, a rising interest rate environment, the behavioral and economic impact of natural disasters and disease epidemics, such as COVID-19, and the extent and duration of related government stimulus programs, tax laws, consumer spending and borrowing patterns and the terms of the accounts, which may change. Cardholder monthly payment rates are calculated on the balances of those cardholder accounts that have an amount due. Cardholder accounts with a zero balance or a credit balance are excluded from these calculations.

As of the most recent related billing date prior to June 27, 2022, 51.63% of the accounts had a credit balance or otherwise had no payment due, 24.99% of the cardholders paid their entire outstanding balance, 4.72% of the cardholders made only the minimum payment due, 2.22% of the cardholders paid an amount less than the minimum due (including no payment) and the remaining 16.44% of the cardholders paid an amount greater than the minimum due, but less than the entire outstanding balance.

Cardholder Monthly Payment Rates for the Accounts

	Six Months Ended	Year Ended	Year Ended	Year Ended
	June 27, 2022	December 28,2021	December 28,2020	December 26,2019
Lowest month	33.92%	29.02%	23.03%	25.55%
Highest month	39.98%	39.96%	33.49%	30.86%
Average of the months in the period	36.75%	34.50%	28.07%	28.84%

Interchange

Credit card issuing banks participating in the MasterCard International, VISA and American Express systems receive interchange or similar fee income – referred to in this Form 8-K as “interchange” – as compensation for performing issuer functions, including taking credit risk, absorbing certain fraud losses and funding receivables for a limited period before initial billing. Acquiring banks and issuing banks are free to reach separately negotiated agreements governing compensation, whether generally or with respect to a particular merchant client of the acquiring bank. To promote efficiency, however, each network sets a schedule establishing default interchange rates, which may change from time to time. Interchange generally ranges from approximately 1% to 2% of the transaction amount, but may be higher for some card products or transactions. Citibank is required to transfer to the master trust interchange attributed to cardholder charges for merchandise and services in the accounts. In general, interchange is allocated to the master trust on the basis of the ratio that the amount of cardholder charges for merchandise and services in the accounts bears to the total amount of cardholder charges for merchandise and services in the portfolio of credit card accounts maintained by Citibank.

The Credit Card Receivables

The receivables in the credit card accounts designated to the master trust as of June 27, 2022 included $250,638,289 of finance charge receivables and $24,202,615,422 of principal receivables – which amounts include overdue finance charge receivables and overdue principal receivables. As of June 27, 2022, there were 13,122,417 accounts. For financial reporting purposes, included within the accounts are inactive, zero balance accounts other than those categorized as converted or lost or stolen accounts. The accounts had an average principal receivable balance of $1,844 and an average credit limit of $16,328. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 11.29%. 100% of the accounts were opened before June 2020.

As of June 27, 2022, 99.80% of the credit card receivables in the master trust represented obligations of cardholders with billing addresses in the United States. Of the accounts, as of June 27, 2022, the following percentages related to cardholders with billing addresses in the following states:

	Percentage of Total Number of Accounts	Percentage of Total Outstanding Receivables
California	14.18%	13.06%
New York	10.43%	9.62%
Texas	8.32%	10.98%
Florida	7.13%	6.97%
Illinois	5.17%	5.95%

Since the largest number of cardholders’ billing addresses were in California, New York, Texas, Florida and Illinois, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the receivables. No other state represents more than 5% of the number of accounts or outstanding receivables.

As of June 27, 2022, 2.41% of the credit card receivables in the master trust related to small business revolving credit card accounts originated by Citibank. The receivables in the 163,500 small business credit card accounts designated to the master trust as of June 27, 2022 included $3,620,159 of finance charge receivables and $585,972,024 of principal receivables, which amounts include overdue finance charge receivables and overdue principal receivables.

Citibank issues its small business credit cards to small businesses who agree to use the cards for business purposes. With respect to substantially all accounts, both the business and the authorized officer are jointly and severally liable for all charges and balances on the account. The small business credit card accounts generally have higher receivables balances, credit limits and monthly payment rates than the other accounts designated to the master trust, taken as a whole. In addition, interchange generated on the receivables in these accounts is generally higher than the interchange generated on the receivables in the other accounts designated to the master trust.

As of June 27, 2022, the small business credit card accounts designated to the master trust had an average principal receivable balance of $3,584 and an average credit limit of $31,001. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 11.56%. 100% of the accounts were opened before June 2020. Of the accounts, as of June 27, 2022, 21.78% of the receivables related to obligors with billing addresses in California and 19.59% in Texas. No other state represents more than 10% of the outstanding receivables. As of June 27, 2022, 96.24% of the receivables in the accounts related to obligors with a FICO score greater than 660, and 98.34% of the receivables had a “current” payment status as of the most recent related billing date.

As of the most recent related billing date prior to June 27, 2022, 47.58% of the small business credit card accounts had a credit balance or otherwise had no payment due, 34.64% of the obligors paid their entire outstanding balance, 2.98% of the obligors made only the minimum payment due, 2.02% of the obligors paid an amount less than the minimum due (including no payment) and the remaining 12.78% of the obligors paid an amount greater than the minimum due, but less than the entire outstanding balance.

As of June 27, 2022, approximately 25.83% of the credit card receivables in the master trust were related to credit cards issued under the Citibank/American Airlines AAdvantage co-brand program (the Citibank AAdvantage co-brand program). Cardholders in the Citibank AAdvantage co-brand program receive benefits for the amounts charged on their Citibank AAdvantage cards, primarily frequent flyer miles in American Airlines’ frequent flyer program. Conditions that adversely affect the airline industry or American Airlines, including a drop in demand, airline capacity reductions or service suspensions related to the COVID-19 pandemic or other factors, could adversely affect the usage and payment patterns of the Citibank AAdvantage cards.

In addition, any future termination of the Citibank AAdvantage co-brand program and exercise of a purchase option resulting in a removal of the Citibank AAdvantage receivables from the master trust could have an adverse effect on the payment rates and, to a lesser extent, excess spread reported by the master trust. The following tables set forth the lowest and highest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month, for each of the Citibank AAdvantage accounts in the master trust and the non- Citibank AAdvantage accounts in the master trust (i.e. all accounts in the master trust other than the Citibank AAdvantage accounts).

Cardholder Monthly Payment Rates for the AAdvantage Accounts

	Six Months Ended June 27, 2022	Year Ended December 28, 2021	Year Ended December 28, 2020	Year Ended December 26, 2019
Lowest month	54.73%	48.00%	39.42%	43.87%
Highest month	65.04%	64.58%	56.52%	52.66%
Average of the months in the period	59.16%	56.17%	34.36%	49.45%

Cardholder Monthly Payment Rates for the Non-AAdvantage Accounts

	Six Months Ended June 27, 2022	Year Ended December 28, 2021	Year Ended December 28, 2020	Year Ended December 26, 2019
Lowest month	27.04%	23.36%	18.41%	19.60%
Highest month	31.86%	31.83%	26.56%	23.72%
Average of the months in the period	29.28%	27.66%	15.98%	22.10%

The credit card accounts include receivables which, in accordance with the servicer’s normal servicing policies, were charged off as uncollectible. However, for purposes of calculation of the amount of principal receivables and finance charge receivables in the master trust for any date, the balance of the charged off receivables is zero and the master trust owns only the right to receive recoveries on these receivables.

The following tables summarize the credit card accounts designated to the master trust as of June 27, 2022 by various criteria. References to “Receivables Outstanding” in these tables include both finance charge receivables and principal receivables. Because the composition of the accounts will change in the future, these tables are not necessarily indicative of the future composition of the accounts.

Credit balances presented in the following table are a result of cardholder payments and credit adjustments applied in excess of a credit card account’s unpaid balance. Accounts which have a credit balance are included because receivables may be generated in these accounts in the future. Credit card accounts which have no balance are included because receivables may be generated in these accounts in the future.

Composition of Accounts by Account Balance

Account Balance	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit balance	117,829	0.90%	$(39,278,279)	(0.16)%
No balance	6,854,787	52.24	0	0.00
Less than or equal to $500.00	1,906,195	14.53	332,648,709	1.36
$500.01 to $1,000.00	694,807	5.29	507,455,310	2.08
$1,000.01 to $2,000.00	828,536	6.31	1,210,199,782	4.95
$2,000.01 to $3,000.00	531,533	4.05	1,314,485,610	5.38
$3,000.01 to $4,000.00	379,589	2.89	1,319,844,924	5.40
$4,000.01 to $5,000.00	292,715	2.23	1,312,128,782	5.37
$5,000.01 to $6,000.00	226,979	1.73	1,245,113,392	5.09
$6,000.01 to $7,000.00	184,985	1.41	1,199,921,874	4.91
$7,000.01 to $8,000.00	150,451	1.15	1,126,450,753	4.61
$8,000.01 to $9,000.00	127,861	0.97	1,085,439,519	4.44
$9,000.01 to $10,000.00	110,877	0.84	1,052,865,922	4.31
$10,000.01 to $15,000.00	341,900	2.61	4,180,219,683	17.09
$15,000.01 to $20,000.00	179,621	1.37	3,100,482,768	12.68
Over $20,000.00	193,752	1.48	5,505,274,961	22.51

Total	13,122,417	100.00%	$24,453,253,710	100.00%

Composition of Accounts by Credit Limit

Credit Limit	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to $500.00	193,026	1.47%	$8,764,514	0.04%
$500.01 to $1,000.00	213,874	1.63	27,935,683	0.11
$1,000.01 to $2,000.00	534,969	4.08	146,010,928	0.60
$2,000.01 to $3,000.00	530,147	4.04	236,149,911	0.97
$3,000.01 to $4,000.00	508,305	3.87	294,730,950	1.21
$4,000.01 to $5,000.00	651,100	4.96	429,936,395	1.76
$5,000.01 to $6,000.00	556,254	4.24	417,071,009	1.71
$6,000.01 to $7,000.00	595,014	4.53	532,641,148	2.18
$7,000.01 to $8,000.00	591,881	4.51	524,573,678	2.15
$8,000.01 to $9,000.00	583,315	4.45	589,346,186	2.41
$9,000.01 to $10,000.00	691,469	5.27	786,386,154	3.22
$10,000.01 to $15,000.00	2,507,901	19.12	3,455,925,928	14.11
$15,000.01 to $20,000.00	1,648,475	12.56	3,610,054,113	14.76
Over $20,000.00	3,316,687	25.27	13,393,727,113	54.77

Total	13,122,417	100.00%	$24,453,253,710	100.00%

Accounts presented in the table below as “Current” include accounts on which the minimum payment has not been received before the next billing date following the issuance of the related bill.

Composition of Accounts by Payment Status

Payment Status	Number Of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current	13,028,165	99.29%	$23,983,992,532	98.08%
Up to 30 days delinquent	63,178	0.48	275,392,600	1.13
31 to 60 days delinquent	11,145	0.08	59,531,952	0.24
61 to 90 days delinquent	6,808	0.05	40,945,440	0.17
91 to 120 days delinquent	4,989	0.04	34,058,541	0.14
121 to 150 days delinquent	4,384	0.03	32,129,267	0.13
151 to 180 days delinquent	3,748	0.03	27,203,378	0.11

Total	13,122,417	100.00%	$24,453,253,710	100.00%

Composition of Accounts by Age

Age	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
6 months or less	0	0.00%	$0	0.00%
Over 6 to 12 months	0	0.00	0	0.00
Over 12 to 24 months	0	0.00	0	0.00
Over 24 to 36 months	0	0.00	0	0.00
Over 36 to 48 months	0	0.00	0	0.00
Over 48 to 60 months	0	0.00	0	0.00
Over 60 months	13,122,417	100.00	24,453,253,710	100.00

Total	13,122,417	100.00%	$24,453,253,710	100.00%

The following table sets forth the composition of accounts by FICO®* score as of June 27, 2022. A FICO score is a measurement determined by Fair, Isaac & Company using information collected by major credit bureaus to assess credit risk. A credit report is generally obtained from one or more credit bureaus for each application for a new account. Once a customer has been issued a card, Citibank refreshes the FICO score on most accounts on a monthly basis. Citibank generally does not refresh the FICO scores of closed accounts that have no balance and certain other categories of accounts. A FICO score of zero indicates that the FICO score of an account has not been refreshed for one of these reasons or that the customer did not have enough credit history for a FICO score to be calculated.

As of June 30, 2022, 94.26% of the receivables in the master trust related to obligors whose FICO score is greater than 660.

Composition of Accounts by FICO Score

FICO Score	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
000	3,953,465	30.13%	$84,997,690	0.35%
001 to 599	65,703	0.50	301,177,828	1.23
600 to 639	98,893	0.75	440,121,815	1.80
640 to 660	114,646	0.87	575,942,097	2.36
661 to 679	181,070	1.38	1,021,294,174	4.18
680 to 699	296,942	2.26	1,817,725,114	7.43
700 to 719	414,846	3.16	2,502,068,379	10.23
720 to 739	506,775	3.86	2,693,238,577	11.01
740 to 759	625,456	4.77	2,853,118,864	11.67
760 to 800	1,797,105	13.69	5,390,702,282	22.04
801+	5,067,516	38.63	6,772,866,890	27.70

Total	13,122,417	100.00%	$24,453,253,710	100.00%

*	FICO® is a registered trademark of Fair, Isaac & Company.

Billing and Payments

The credit card accounts have different billing and payment structures, including different periodic finance charges and fees, and a particular account may have balances that are subject to different periodic finance charges and fees. For example, in addition to monthly revolving balances subject to a periodic finance charge, Citibank may also offer a cardholder options such as Citi Flex Plans that include arrangements that allow a cardholder to pay off the balance for a particular purchase over a set time with fixed payments and a fixed interest rate (Citi Flex Pay), or for a cardholder to borrow money against their credit line and pay off the loan over a set time with fixed payments and a fixed interest rate (Citi Flex Loan). Further, promotional rates are offered from time to time to attract new cardholders and to encourage existing cardholders to use their accounts. Promotional rates often apply to credit card balances transferred from other credit card issuers. The following information reflects the current billing and payment characteristics of the accounts.

In general, each month billing statements are sent to cardholders. To the extent a cardholder has a balance due, the cardholder must make a minimum payment equal to the sum of any amount which is past due plus any amount which is in excess of the credit limit plus any Citi Flex Plan payment amount and, for most accounts, the greatest of the following:

•	the adjusted new balance on the billing statement, if it is less than $41, or $41, if the adjusted new balance is at least $41; or

•	1% of the adjusted new balance (rounded to the nearest dollar) plus the amount of any billed finance charges or minimum interest charge, and any billed late fee.

The “adjusted new balance” is the new balance less any Citi Flex Plan balance.

A periodic finance charge is imposed on the credit card accounts. The periodic finance charge imposed on balances for purchases and cash advances (and other like-charged transactions, referred to in this section as “Cash Advances”) for a majority of the accounts is calculated by multiplying (1) the daily balances for each day during the billing cycle by (2) the applicable daily periodic finance charge rate, and summing the results for each day in the billing period. The daily balance is calculated by taking the previous day’s balance, adding any new purchases or Cash Advances and fees, adding the daily finance charge on the previous day’s balance, and subtracting any payments or credits. Cash Advances are included in the daily balance generally from the date the advances are made. Purchases are included in the daily balance generally from the date of purchase. Periodic finance charges are not imposed in most circumstances on purchase amounts if all balances shown in the previous two billing statements are paid in full by the due date indicated on the statement.

As of the date of this Form 8-K:

•

For most credit card accounts, the periodic finance charge imposed on balances for purchases is variable. The variable annual periodic rate or APR is commonly the Prime Rate, as published in The Wall Street Journal, plus a percentage generally ranging from approximately 7.99% to 26.74%;

•	A small portion of the credit card accounts have a non-variable periodic finance charge imposed on purchase balances. The non-variable APR generally ranges from approximately 8.99% to 24.99%;

•

The periodic finance charge imposed on balances in most credit card accounts for Cash Advances is variable. The applicable variable APR is commonly the Prime Rate, plus a percentage generally ranging from approximately 8.99% to 26.74%;

•

A rate other than the Prime Rate may be used to calculate a variable APR, the applicable variable or fixed APR may be lower than described above for some credit card accounts, and the maximum variable or non-variable APR currently imposed is 29.99%; and

•

If a cardholder fails to make a payment by the due date or has a returned payment under their credit card agreement, the periodic finance charge assessed on new transactions can be increased up to the sum of the Prime Rate and 26.74% (up to a maximum of 29.99%), with 45 days’ advance notice.

Most of the accounts are subject to additional fees, including:

•

a late fee if the cardholder does not make the required minimum payment by the payment due date shown on the monthly billing statement; the late fee is typically $29 (or $40 if a late fee was assessed on the account during the previous six billing cycles); provided that the late fee will not be greater than the associated required minimum payment;

•	a Cash Advance fee which is generally equal to 5.0% of the amount of the Cash Advance, subject to a minimum fee of $10;

•	a balance transfer fee of 5.0% of the amount transferred to the account, subject to a minimum fee of $5, unless otherwise disclosed in a particular offer;

•	a fee on purchases made outside the United States, in a foreign currency, generally equal to 3.0% of the amount of the purchase, after its conversion into U.S. dollars; and

•

a returned payment fee that is typically $29 (or $40 if a returned payment fee was assessed on the account during the previous six billing cycles); provided that the returned payment fee will not be greater than the required minimum payment associated with the returned payment.

There can be no assurance that periodic finance charges, fees and other charges will remain at current levels in the future. Also, Citibank, as servicer, may enter into loan modification arrangements to extend or otherwise change payment schedules for cardholders who claim to be experiencing financial hardship. This includes waiving fees, waiving the requirement to make the minimum payment due for a period of time or making other accommodations to a cardholder.

Recent Lump Additions and Removals

Citibank may from time-to-time transfer credit card receivables to the master trust in lump additions by designating additional accounts to the master trust. The table below presents the date, amount and percentage of the master trust portfolio of those lump additions made since January 2008 (calculated based on the principal amount of the lump addition and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump addition date).

Lump Additions of Receivables Since January 2008

Lump Addition Date	Amount of Finance Charge Receivables	Amount of Principal Receivables	Total Receivables	Percentage of Outstanding Principal Receivables
March 29, 2008	$17,911,489	$1,234,692,881	$1,252,604,370	1.63%
May 24, 2008	$6,784,413	$562,509,400	$569,293,813	0.73%
June 28, 2008	$8,369,659	$924,879,210	$933,248,869	1.19%
July 26, 2008	$4,797,729	$314,459,115	$319,256,844	0.41%
September 27, 2008	$9,666,066	$682,465,956	$692,132,022	0.89%
December 27, 2008	$15,951,494	$959,774,428	$975,725,922	1.24%
March 28, 2009	$30,094,590	$1,443,311,222	$1,473,405,812	1.97%
May 30, 2009	$4,817,064	$227,239,927	$232,056,991	0.30%
June 13, 2009	$31,644,334	$1,448,182,055	$1,479,826,389	1.93%
September 26, 2009	$48,789,788	$1,441,935,893	$1,490,725,681	1.90%
December 26, 2009	$27,034,270	$1,389,298,732	$1,416,333,002	1.83%
September 28, 2013	$56,016,655	$5,863,375,700	$5,919,392,355	17.03%
December 21, 2013	$12,901,456	$1,499,556,217	$1,512,457,673	3.79%
January 25, 2014	$84,649,372	$8,788,596,345	$8,873,245,717	20.86%
March 22, 2014	$15,799,411	$1,990,007,667	$2,005,807,078	4.11%
May 17, 2014	$13,703,032	$1,900,713,736	$1,914,416,768	3.88%
August 15, 2014	$8,644,839	$1,240,988,805	$1,249,633,644	2.48%
October 25, 2014	$11,543,045	$1,497,653,121	$1,509,196,166	2.99%
June 24, 2017	$38,895,761	$4,044,377,672	$4,083,273,433	10.14%

Citibank may from time to time remove credit card receivables from the master trust in lump removals, including substantial lump removals of credit card receivables in excess of the required seller’s interest (as determined by the pooling and servicing agreement and the rating agencies). The table below presents the date, amount and percentage of the master trust portfolio of those lump removals made since January 2008 (calculated based on the principal amount of the lump removal and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump removal date).

Lump Removals of Receivables Since January 2008

Lump Removal Date	Amount of Finance Charge Receivables	Amount of Principal Receivables	Total Receivables	Percentage of Outstanding Principal Receivables
June 28, 2008	$12,048,065	$1,050,947,089	$1,062,995,154	1.36%
November 29, 2008	$2,585,026	$160,923,947	$163,508,973	0.21%
August 29, 2009	$3,920,046	$214,410,219	$218,330,265	0.28%
March 16, 2013	$127,883,769	$11,859,172,625	$11,987,056,394	23.97%
January 20, 2018	$4,356,975	$506,499,529	$510,856,504	1.19%
February 22, 2020	$58,295,379	$4,997,488,492	$5,055,783,871	13.47%

In addition, Citibank from time to time removes inactive, zero balance accounts from the master trust in lump removals.

Static Pool Information

Static pool information is information relating to the master trust receivables, organized by year of origination of each related credit card account. Static pool information concerning losses, delinquencies, revenue yield and payment rate for the master trust receivables since January 2017 is set forth in the following tables. This information is organized by year of origination of the applicable account for each of the five most recent years, and for accounts originated more than five years ago. As of June 27, 2022, there were no accounts that were originated within the last five years. There can be no assurance that the loss, delinquency, revenue yield and payment rate experience for the receivables in the future will be similar to the historical experience set forth below.

For purposes of the following tables, a “due period” for a particular month is the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month. The annualization factor for the percentages noted in the tables is 365 (or 366 in the case of a leap year) divided by the number of days in the due period. Thus, variation in the number of days in due periods can have a pronounced effect on the annualized percentages shown in the tables. In addition, static pool information is reported for new accounts only when those accounts are designated to the master trust so no performance statistics are available for any period prior to the addition of the accounts to the master trust.

Net Losses

Net Losses reflect principal receivables balances that (1) have become 180 days delinquent or (2) are associated with bankruptcy filings, which are charged off not later than 30 days after the servicer receives notice of a bankruptcy filing. Net losses include principal recoveries. The net losses percentage shown in the tables below is calculated by dividing net principal charged off during the due period by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Net Losses by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	$23,896,803,659	1.10%	1.39%	1.36%	1.23%	1.12%	1.11%
2018	0	0.00	0.00	0.00	0.00	0.00	0.00
2019	0	0.00	0.00	0.00	0.00	0.00	0.00
2020	0	0.00	0.00	0.00	0.00	0.00	0.00
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$23,896,803,659	1.10%	1.39%	1.36%	1.23%	1.12%	1.11%

Year of Account Origination		Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier		0.97%	1.19%	1.00%	1.21%	1.62%	1.52%	1.82%	1.78%	2.07%	2.49%	2.76%	2.01%
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		0.97%	1.19%	1.00%	1.21%	1.62%	1.52%	1.82%	1.78%	2.07%	2.49%	2.76%	2.01%

Year of Account Origination		Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier		2.11%	1.82%	2.03%	2.55%	2.75%	2.41%	2.63%	3.12%	2.95%	3.02%	2.64%	2.49%
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		2.11%	1.82%	2.03%	2.55%	2.75%	2.41%	2.63%	3.12%	2.95%	3.02%	2.64%	2.49%

Year of Account Origination		Dec 2019	Nov 2019	Oct 2019	Sep 2019	Aug 2019	Jul 2019	Jun 2019	May 2019	Apr 2019	Mar 2019	Feb 2019	Jan 2019
2014 and earlier		2.70%	2.51%	2.56%	2.54%	2.58%	2.86%	2.50%	2.69%	3.09%	2.89%	2.86%	2.52%
2015		4.22	4.05	3.75	4.08	3.65	4.29	4.05	3.79	4.56	4.58	4.12	3.67
2016		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		2.77%	2.57%	2.61%	2.60%	2.62%	2.91%	2.57%	2.74%	3.15%	2.95%	2.91%	2.57%

Year of Account Origination	Dec 2018	Nov 2018	Oct 2018	Sep 2018	Aug 2018	Jul 2018	Jun 2018	May 2018	Apr 2018	Mar 2018	Feb 2018	Jan 2018
2013 and earlier	2.39%	2.61%	2.53%	2.33%	2.47%	2.57%	2.52%	2.67%	2.71%	2.71%	2.51%	2.11%
2014	4.44	3.70	3.69	3.74	3.76	3.75	3.65	4.08	4.18	3.68	3.58	3.25
2015	4.26	3.55	3.72	3.30	3.61	3.88	3.50	4.19	3.79	3.48	2.86	2.72
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	2.54%	2.69%	2.62%	2.42%	2.56%	2.66%	2.60%	2.78%	2.80%	2.77%	2.56%	2.17%

Year of Account Origination	Dec 2017	Nov 2017	Oct 2017	Sep 2017	Aug 2017	Jul 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	2.47%	2.43%	2.38%	2.49%	2.48%	2.09%	2.42%	2.79%	2.17%	2.77%	2.56%	2.49%
2013	4.18	3.84	3.78	3.51	3.39	3.79	3.84	5.09	4.89	4.37	4.14	4.26
2014	3.07	2.63	1.76	1.55	1.30	1.15	1.65	4.53	3.70	4.29	2.96	3.27
2015	2.09	1.61	0.76	0.50	0.27	0.01	0.00	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	2.58%	2.49%	2.38%	2.44%	2.41%	2.07%	2.40%	2.94%	2.33%	2.88%	2.65%	2.60%

Delinquent Receivables that are 30+ Days Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 30+ days percentage shown in the tables below is calculated by dividing total receivables 31 days and more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 30+ Days by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	$24,453,253,710	0.79%	0.78%	0.82%	0.87%	0.85%	0.83%
2018	0	0.00	0.00	0.00	0.00	0.00	0.00
2019	0	0.00	0.00	0.00	0.00	0.00	0.00
2020	0	0.00	0.00	0.00	0.00	0.00	0.00
2021	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$24,453,253,710	0.79%	0.78%	0.82%	0.87%	0.85%	0.83%

Year of Account Origination		Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier		0.80%	0.81%	0.79%	0.80%	0.80%	0.86%	0.91%	0.97%	1.12%	1.25%	1.32%	1.38%
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		0.80%	0.81%	0.79%	0.80%	0.80%	0.86%	0.91%	0.97%	1.12%	1.25%	1.32%	1.38%

Year of Account Origination		Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier		1.36%	1.39%	1.38%	1.36%	1.32%	1.42%	1.47%	1.59%	1.69%	1.56%	1.54%	1.59%
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1.36%	1.39%	1.38%	1.36%	1.32%	1.42%	1.47%	1.59%	1.69%	1.56%	1.54%	1.59%

Year of Account Origination		Dec 2019	Nov 2019	Oct 2019	Sep 2019	Aug 2019	Jul 2019	Jun 2019	May 2019	Apr 2019	Mar 2019	Feb 2019	Jan 2019
2014 and earlier		1.54%	1.57%	1.57%	1.51%	1.51%	1.51%	1.48%	1.56%	1.59%	1.61%	1.62%	1.63%
2015		2.06	2.14	2.08	1.99	2.00	1.93	1.87	1.94	1.96	2.00	2.07	2.05
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1.56%	1.59%	1.59%	1.53%	1.53%	1.53%	1.49%	1.58%	1.61%	1.62%	1.64%	1.64%

Year of Account Origination		Dec 2018	Nov 2018	Oct 2018	Sep 2018	Aug 2018	Jul 2018	Jun 2018	May 2018	Apr 2018	Mar 2018	Feb 2018	Jan 2018
2013 and earlier		1.53%	1.56%	1.54%	1.45%	1.46%	1.44%	1.44%	1.47%	1.51%	1.59%	1.57%	1.58%
2014		2.06	2.13	2.05	1.93	1.89	1.83	1.82	1.79	1.83	1.94	1.87	1.85
2015		1.96	2.06	2.00	1.86	1.82	1.74	1.70	1.68	1.74	1.82	1.73	1.62
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		1.57%	1.60%	1.58%	1.49%	1.49%	1.47%	1.47%	1.49%	1.53%	1.61%	1.59%	1.59%

Year of Account Origination	Dec 2017	Nov 2017	Oct 2017	Sep 2017	Aug 2017	Jul 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	1.48%	1.54%	1.53%	1.48%	1.44%	1.41%	1.43%	1.46%	1.48%	1.59%	1.57%	1.55%
2013	2.20	2.26	2.21	2.11	1.99	1.87	1.85	2.13	2.18	2.35	2.33	2.31
2014	1.70	1.69	1.56	1.35	1.12	0.92	0.78	1.85	1.86	2.00	2.04	2.01
2015	1.46	1.40	1.21	0.88	0.62	0.35	0.16	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.53%	1.58%	1.56%	1.49%	1.43%	1.38%	1.38%	1.50%	1.52%	1.64%	1.62%	1.60%

Delinquent Receivables that are 90+ Days Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 90+ days percentage shown in the tables below is calculated by dividing total receivables 91 days and more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 90+ Days by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	$24,453,253,710	0.38%	0.39%	0.39%	0.40%	0.41%	0.41%
2018	0	0.00	0.00	0.00	0.00	0.00	0.00
2019	0	0.00	0.00	0.00	0.00	0.00	0.00
2020	0	0.00	0.00	0.00	0.00	0.00	0.00
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$24,453,253,710	0.38%	0.39%	0.39%	0.40%	0.41%	0.41%

Year of Account Origination		Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier		0.38%	0.38%	0.37%	0.38%	0.40%	0.45%	0.50%	0.55%	0.59%	0.65%	0.71%	0.75%
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		0.38%	0.38%	0.37%	0.38%	0.40%	0.45%	0.50%	0.55%	0.59%	0.65%	0.71%	0.75%

Year of Account Origination		Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier		0.72%	0.70%	0.61%	0.64%	0.67%	0.76%	0.78%	0.79%	0.82%	0.81%	0.83%	0.83%
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		0.72%	0.70%	0.61%	0.64%	0.67%	0.76%	0.78%	0.79%	0.82%	0.81%	0.83%	0.83%

Year of Account Origination		Dec 2019	Nov 2019	Oct 2019	Sep 2019	Aug 2019	Jul 2019	Jun 2019	May 2019	Apr 2019	Mar 2019	Feb 2019	Jan 2019
2014 and earlier		0.79%	0.78%	0.77%	0.74%	0.75%	0.78%	0.78%	0.80%	0.81%	0.83%	0.83%	0.83%
2015		1.10	1.11	1.12	1.02	1.01	1.02	1.01	1.04	1.04	1.08	1.12	1.12
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		0.81%	0.80%	0.79%	0.75%	0.76%	0.79%	0.79%	0.81%	0.82%	0.84%	0.85%	0.84%

Year of Account Origination	Dec 2018	Nov 2018	Oct 2018	Sep 2018	Aug 2018	Jul 2018	Jun 2018	May 2018	Apr 2018	Mar 2018	Feb 2018	Jan 2018
2013 and earlier	0.77%	0.76%	0.76%	0.72%	0.73%	0.74%	0.77%	0.78%	0.77%	0.81%	0.81%	0.82%
2014	1.07	1.09	1.04	0.95	0.91	0.94	0.96	0.98	0.97	1.01	0.96	0.93
2015	1.05	1.06	1.04	0.95	0.88	0.87	0.91	0.92	0.93	0.95	0.90	0.79
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.79%	0.79%	0.78%	0.73%	0.74%	0.75%	0.78%	0.79%	0.78%	0.82%	0.81%	0.82%

Year of Account Origination	Dec 2017	Nov 2017	Oct 2017	Sep 2017	Aug 2017	Jul 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	0.76%	0.76%	0.74%	0.71%	0.72%	0.73%	0.73%	0.76%	0.75%	0.81%	0.82%	0.81%
2013	1.16	1.15	1.09	1.00	0.96	0.93	0.94	1.15	1.16	1.24	1.27	1.23
2014	0.84	0.80	0.72	0.54	0.43	0.32	0.30	0.98	1.02	1.07	1.10	1.00
2015	0.70	0.60	0.47	0.25	0.12	0.01	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	0.78%	0.78%	0.75%	0.70%	0.70%	0.70%	0.70%	0.79%	0.78%	0.83%	0.85%	0.83%

Monthly Total Payment Rate

The monthly total payment rate is calculated by taking the sum of all principal and finance charge payments received from cardholders over the due period and dividing it by the principal and finance charge receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal and finance charge receivables balance over the due period. The principal and finance charge receivables balance shown in the table below is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal and finance charge receivables balance over the due period.

Monthly Total Payment Rate by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	$24,135,880,655	39.13%	37.47%	34.75%	39.98%	33.92%	34.35%
2018	0	0.00	0.00	0.00	0.00	0.00	0.00
2019	0	0.00	0.00	0.00	0.00	0.00	0.00
2020	0	0.00	0.00	0.00	0.00	0.00	0.00
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$24,135,880,655	39.13%	37.47%	34.75%	39.98%	33.92%	34.35%

Year of Account Origination		Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier		39.96%	35.22%	34.06%	36.21%	35.32%	36.23%	36.50%	32.62%	33.36%	33.88%	29.02%	30.10%
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		39.96%	35.22%	34.06%	36.21%	35.32%	36.23%	36.50%	32.62%	33.36%	33.88%	29.02%	30.10%

Year of Account Origination		Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier		33.49%	27.96%	29.74%	29.24%	26.78%	28.83%	25.72%	23.03%	25.48%	28.42%	25.98%	30.75%
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		33.49%	27.96%	29.74%	29.24%	26.78%	28.83%	25.72%	23.03%	25.48%	28.42%	25.98%	30.75%

Year of Account Origination		Dec 2019	Nov 2019	Oct 2019	Sep 2019	Aug 2019	Jul 2019	Jun 2019	May 2019	Apr 2019	Mar 2019	Feb 2019	Jan 2019
2014 and earlier		29.18%	25.18%	29.88%	27.22%	28.13%	30.24%	26.57%	30.05%	27.76%	28.55%	25.03%	30.23%
2015		42.99	37.59	44.16	40.60	42.21	45.28	40.22	45.39	41.78	42.60	38.12	45.14
2016		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		29.77%	25.69%	30.47%	27.78%	28.72%	30.86%	27.13%	30.68%	28.33%	29.12%	25.55%	30.83%

Year of Account Origination	Dec 2018	Nov 2018	Oct 2018	Sep 2018	Aug 2018	Jul 2018	Jun 2018	May 2018	Apr 2018	Mar 2018	Feb 2018	Jan 2018
2013 and earlier	27.37%	26.65%	28.87%	25.28%	29.27%	28.23%	27.76%	28.09%	25.51%	29.52%	24.35%	28.39%
2014	29.68	29.63	31.60	27.84	32.54	31.13	31.62	32.09	29.49	33.77	28.55	32.64
2015	41.73	41.64	44.35	39.16	45.90	43.82	44.58	44.61	40.81	46.45	39.36	44.21
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	28.04%	27.36%	29.59%	25.93%	30.05%	28.95%	28.56%	28.88%	26.24%	30.32%	25.08%	29.15%

Year of Account Origination	Dec 2017	Nov 2017	Oct 2017	Sep 2017	Aug 2017	Jul 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	26.28%	26.82%	26.99%	24.79%	29.03%	26.48%	29.50%	28.13%	24.11%	29.64%	24.92%	26.91%
2013	21.94	22.58	22.48	21.10	24.63	22.70	25.57	26.14	23.13	27.89	23.16	24.41
2014	30.10	30.75	30.69	28.78	33.70	31.02	17.03	36.09	31.86	38.45	32.03	33.62
2015	41.50	42.96	43.07	40.72	47.59	43.51	5.91	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	26.74%	27.31%	27.45%	25.31%	29.63%	27.06%	28.21%	28.12%	24.16%	29.66%	24.91%	26.86%

Revenue Yield

Revenue Yield is the sum of finance charges, fees paid by cardholders and interchange, less a 1.50% servicing fee payable only from interchange. Deductions for finance charge write-offs as well as re-investment income from funds in the interest funding account and the principal funding account are not reflected in revenue yield. The revenue yield percentage is computed by dividing revenue yield by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Revenue Yield by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	$23,896,803,659	19.35%	20.63%	18.98%	19.88%	19.75%	17.43%
2018	0	0.00	0.00	0.00	0.00	0.00	0.00
2019	0	0.00	0.00	0.00	0.00	0.00	0.00
2020	0	0.00	0.00	0.00	0.00	0.00	0.00
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$23,896,803,659	19.35%	20.63%	18.98%	19.88%	19.75%	17.43%

Year of Account Origination		Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier		18.83%	20.08%	19.55%	18.74%	19.09%	18.51%	19.84%	20.25%	18.18%	20.09%	19.02%	17.13%
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		18.83%	20.08%	19.55%	18.74%	19.09%	18.51%	19.84%	20.25%	18.18%	20.09%	19.02%	17.13%

Year of Account Origination		Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier		18.58%	18.72%	17.49%	18.66%	17.08%	16.56%	17.64%	16.62%	14.76%	18.60%	18.39%	19.00%
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total		18.58%	18.72%	17.49%	18.66%	17.08%	16.56%	17.64%	16.62%	14.76%	18.60%	18.39%	19.00%

Year of Account Origination	Dec 2019	Nov 2019	Oct 2019	Sep 2019	Aug 2019	Jul 2019	Jun 2019	May 2019	Apr 2019	Mar 2019	Feb 2019	Jan 2019
2014 and earlier	19.97%	18.64%	19.07%	19.58%	18.18%	20.37%	19.69%	18.96%	19.43%	21.01%	18.69%	18.17%
2015	21.98	20.69	20.80	21.35	20.49	22.42	21.73	21.21	21.60	23.00	20.91	19.90
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	20.05%	18.72%	19.14%	19.66%	18.28%	20.45%	19.77%	19.05%	19.51%	21.09%	18.78%	18.24%

Year of Account Origination	Dec 2018	Nov 2018	Oct 2018	Sep 2018	Aug 2018	Jul 2018	Jun 2018	May 2018	Apr 2018	Mar 2018	Feb 2018	Jan 2018
2013 and earlier	20.14%	17.74%	19.70%	18.46%	18.17%	19.06%	17.49%	19.10%	17.86%	18.99%	17.77%	17.56%
2014	20.42	18.32	19.98	18.94	18.83	19.73	19.15	21.52	20.40	21.46	19.16	18.72
2015	22.20	20.57	21.79	20.74	20.91	21.48	20.55	21.93	20.73	21.88	20.74	20.13
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	20.24%	17.88%	19.80%	18.57%	18.30%	19.18%	17.67%	19.30%	18.06%	19.19%	17.94%	17.70%

Year of Account Origination	Dec 2017	Nov 2017	Oct 2017	Sep 2017	Aug 2017	Jul 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	18.92%	17.58%	18.81%	17.41%	18.03%	18.49%	17.91%	19.03%	17.46%	18.35%	18.05%	17.09%
2013	18.41	17.20	18.44	17.26	17.86	18.23	16.53	19.13	17.52	18.22	17.82	16.86
2014	19.70	18.52	19.51	18.36	19.24	19.49	8.95	25.37	23.80	24.85	20.36	17.80
2015	21.88	21.09	21.49	20.08	20.50	19.53	1.28	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	19.03%	17.72%	18.91%	17.54%	18.16%	18.55%	17.07%	19.12%	17.55%	18.42%	18.06%	17.08%

GLOSSARY OF TERMS

“accounts” means the portfolio of revolving credit card accounts established and supplemented in accordance with the pooling and servicing agreement. For financial reporting purposes, such accounts exclude inactive, zero balance accounts designated to the master trust that are categorized as converted and lost or stolen accounts.

“additional accounts” consist of newly originated eligible accounts to be included as accounts and accounts relating to any lump additions.

“Citibank” means Citibank, N.A., a national banking association and successor by merger to Citibank (South Dakota), National Association. References to “Citibank” in this Form 8-K include Citibank’s predecessor, Citibank (South Dakota), to the extent the context requires.

“eligible accounts” An “eligible account” is defined to mean a revolving credit card account owned by Citibank, any additional seller or any other affiliate thereof which, as of the master trust cut-off date in 1991 with respect to an initial account or as of the additional cut-off date with respect to an additional account: (a) is in existence and maintained by Citibank, the additional seller or the other affiliate; (b) is payable in United States dollars; (c) in the case of the initial accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by Citibank, the additional seller or the other affiliate in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an account with respect to which the related card has been lost or stolen; (f) has not been sold or pledged to any other party except for any sale to any seller, additional seller or other affiliate; (g) does not have receivables which have been sold or pledged to any other party other than any sale to any seller, additional seller or other affiliate; and (h) in the case of the initial accounts, is a VISA or MasterCard revolving credit card account.

“finance charge receivables” consist of periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and some other fees designated by Citibank, as well as amounts, if any, representing a discount from the face amount of principal receivables that are treated as finance charge receivables in accordance with the pooling and servicing agreement. In addition, some interchange attributed to cardholder charges for merchandise and services in the accounts will be treated as finance charge receivables.

“lump addition” means the designation of additional eligible accounts to be included as accounts pursuant to Section 2.09(a) or (b) of the pooling and servicing agreement.

“master trust” means Citibank Credit Card Master Trust I.

“pooling and servicing agreement” means the Third Amended and Restated Pooling and Servicing Agreement dated as of November 10, 2016, between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as trustee, including all amendments thereto.

“principal receivables” consist of amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and some fees billed to cardholders on the accounts, minus the portion, if any, of principal receivables which represents a discount from the face amount thereof that Citibank has designated to be treated as finance charge receivables in accordance with the pooling and servicing agreement.

“receivables” means all amounts shown on the servicer’s records as amounts payable by the person or persons obligated to make payments with respect to the accounts.

“Receivables Outstanding” as defined on page 9.

“trust monthly reporting period” means, with respect to a particular month, the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month.

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Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements are not based on historical facts but instead represent only our beliefs regarding future events. Such statements may be identified by words such as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “may increase”, “may fluctuate” and similar expressions, or future or conditional verbs such as “will”, “should”, “would” and “could”. Forward-looking statements are based on our current expectations and are subject to uncertainties and changes in circumstances. Actual results may differ materially from those included in these statements as a result of certain risks and uncertainties including, but not limited to, changes in business, political and economic conditions, unemployment levels, consumer sentiment; consumer bankruptcies, inflationary pressure and a rising interest rate environment; risk of recession; supply chain disruptions; the behavioral and economic impact of natural disasters and disease epidemics, such as COVID-19, as well as any governmental response; competitive product and pricing pressures; difficulties originating or servicing accounts; changes in, or termination of, material co-branding arrangements; technological change; cybersecurity risks and technological failures; the impact of current, pending or future legislation and regulation; the costs, effects and outcomes of litigation; changes in fiscal, monetary, regulatory, accounting and tax policies; insolvency risks; changes to or discontinuance of “benchmark” rate indices, including SOFR or U.S. dollar LIBOR; physical or transition risks related to climate change; as well as other risks and uncertainties. You should not put undue reliance on any forward-looking statements, which speak only as of the date on which they were made. We undertake no obligation to update forward-looking statements to reflect subsequent circumstances or events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,

as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Tami R. Berens
Tami R. Berens
Vice President

Dated: August 12, 2022